THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)

FINANCIAL SUPPLEMENT
TABLE OF CONTENTS
                                                                         PAGE

I.      Loss Reserves
            Loss Reserves by Component                                    1
            Loss and Loss Adjustment Expense by Component                 2
            Claim Inventory and Activity by Component                     3

II.     Investment Portfolio
            Distribution by Security Type                                 4
            Maturity Distribution
            Quality Distribution

III.    Balance Sheet Detail
            Reinsurance Recoverable and Collateral                        5
            Other Assets and Other Liabilities                            6

IV.     Detail of Underwriting Expenses                                   7

V.      Summary of Major Elements of Operating Cash Flows                 8

VI.     Cautionary Statement                                              9

VII.    Projected Equity and Book Value per Share                         11

                                                                  Exhibit 99.1


THE MIIX GROUP, INCORPORATED                                                                                          EXHIBIT 99.1
(UNAUDITED)                                                                                                           PAGE 1

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS


LOSS RESERVES BY COMPONENT ($000'S):

                                                                      % OF                      % OF                      % OF
                                                         31-DEC-02    TOTAL        30-SEP-02    TOTAL        30-JUN-02    TOTAL
                                                       -----------------------   -----------------------   -----------------------
Direct Case Reserves:
     Losses                                               405,851                      397,214                   386,805
     Loss Adjustment Expenses                              30,123                       31,457                    34,071
                                                       -----------------------   -----------------------   -----------------------
Total Direct Case Reserves                                435,974     37.8%            428,671    38.0%          420,876    34.8%

Assumed Case Reserves:
     Losses                                                   823                          964                    24,935
     Loss Adjustment Expenses                                  76                           68                     1,065
                                                       -----------------------   -----------------------   -----------------------
Total Assumed Case Reserves                                   899      0.1%              1,032     0.1%           26,000     2.2%

                                                       -----------------------   -----------------------   -----------------------
Total Case Reserves                                       436,873     37.9%            429,703    38.1%          446,876    37.0%
                                                       -----------------------   -----------------------   -----------------------

Direct IBNR Reserves:
     Losses                                               513,600                      515,727                   542,877
     Loss Adjustment Expenses                             181,811                      163,510                   166,744
                                                       -----------------------   -----------------------   -----------------------
Total Direct IBNR Reserves                                695,411     60.4%            679,237    60.1%          709,621    58.7%

Assumed IBNR Reserves:
     Losses                                                   731                        2,023                     2,993
     Loss Adjustment Expenses                                 145                          509                     5,326
                                                       -----------------------   -----------------------   -----------------------
Total Assumed IBNR Reserves                                   876      0.1%              2,532     0.2%            8,319     0.7%

                                                       -----------------------   -----------------------   -----------------------
Total IBNR Reserves                                       696,287     60.5%            681,769    60.3%          717,940    59.4%
                                                       -----------------------   -----------------------   -----------------------

Unallocated Loss Adjustment Expense Reserves               18,475      1.6%             18,347     1.6%           43,270     3.6%

                                                       -----------------------   -----------------------   -----------------------
Total Gross Loss and Loss Adjustment Expense Reserves   1,151,635      100%          1,129,819     100%        1,208,086     100%
                                                       =======================   =======================   =======================

                                                                      % OF                      % OF                      % OF
                                                         31-MAR-02    TOTAL        31-DEC-02    TOTAL        30-SEP-01     TOTAL
                                                       -----------------------   -----------------------   -----------------------
Direct Case Reserves:
     Losses                                               376,014                      373,186                   392,104
     Loss Adjustment Expenses                              35,461                       38,565                    39,074
                                                       -----------------------   -----------------------   -----------------------
Total Direct Case Reserves                                411,475     33.5%            411,751    34.4%          431,178    39.3%

Assumed Case Reserves:
     Losses                                                18,862                       17,157                    16,182
     Loss Adjustment Expenses                                 679                          584                       384
                                                       -----------------------   -----------------------   -----------------------
Total Assumed Case Reserves                                19,541      1.6%             17,741     1.5%           16,566     1.5%

                                                       -----------------------   -----------------------   -----------------------
Total Case Reserves                                       431,016     35.1%            429,492    35.9%          447,744    40.8%
                                                       -----------------------   -----------------------   -----------------------

Direct IBNR Reserves:
     Losses                                               570,398                      553,731                   461,348
     Loss Adjustment Expenses                             169,010                      153,275                   133,004
                                                       -----------------------   -----------------------   -----------------------
Total Direct IBNR Reserves                                739,408     60.2%            707,006    59.1%          594,352    54.2%

Assumed IBNR Reserves:
     Losses                                                 9,244                        2,439                     2,814
     Loss Adjustment Expenses                               5,753                        9,823                     9,001
                                                       -----------------------   -----------------------   -----------------------
Total Assumed IBNR Reserves                                14,997      1.2%             12,262     1.0%           11,815     1.1%

                                                       -----------------------   -----------------------   -----------------------
Total IBNR Reserves                                       754,405     61.4%            719,268    60.1%          606,167    55.3%
                                                       -----------------------   -----------------------   -----------------------

Unallocated Loss Adjustment Expense Reserves               42,665      3.5%             48,238     4.0%           43,206     3.9%

                                                       -----------------------   -----------------------   -----------------------
Total Gross Loss and Loss Adjustment Expense Reserves   1,228,086      100%          1,196,998     100%        1,097,117     100%
                                                       =======================   =======================   =======================

                                                                       % OF                    % OF                      % OF
                                                        30-JUN-01     TOTAL      31-MAR-01     TOTAL       31-DEC-00     TOTAL
                                                       ----------------------   -----------------------  ------------------------
Direct Case Reserves:
     Losses                                                  382,781                  372,838                   362,971
     Loss Adjustment Expenses                                 38,904                   39,873                    41,234
                                                       -----------------------  -----------------------  ------------------------
Total Direct Case Reserves                                   421,685    37.3%         412,711    36.3%          404,205    35.3%

Assumed Case Reserves:
     Losses                                                   16,488                   11,271                     7,552
     Loss Adjustment Expenses                                    358                      253                       183
                                                       -----------------------  -----------------------  ------------------------
Total Assumed Case Reserves                                   16,846     1.5%          11,524     1.0%            7,735     0.7%

                                                       -----------------------  -----------------------  ------------------------
Total Case Reserves                                          438,531    38.8%         424,235    37.3%          411,940    36.0%
                                                       -----------------------  -----------------------  ------------------------

Direct IBNR Reserves:
     Losses                                                  486,112                  496,306                   512,018
     Loss Adjustment Expenses                                150,706                  158,742                   157,318
                                                       -----------------------  -----------------------  ------------------------
Total Direct IBNR Reserves                                   636,818    56.4%         655,048    57.5%          669,336    58.6%

Assumed IBNR Reserves:
     Losses                                                    2,627                    7,864                    11,554
     Loss Adjustment Expenses                                  8,921                    9,102                     8,541
                                                       -----------------------  -----------------------  ------------------------
Total Assumed IBNR Reserves                                   11,548     1.0%          16,966     1.5%           20,095     1.8%

                                                       -----------------------  -----------------------  ------------------------
Total IBNR Reserves                                          648,366    57.4%         672,014    59.0%          689,431    60.4%
                                                       -----------------------  -----------------------  ------------------------

Unallocated Loss Adjustment Expense Reserves                  42,462     3.8%          41,870     3.7%           41,159     3.6%

                                                       -----------------------  -----------------------  ------------------------
Total Gross Loss and Loss Adjustment Expense Reserves      1,129,359     100%       1,138,119     100%        1,142,530     100%
                                                       =======================  =======================  ========================

                                                                       % OF
                                                         31-DEC-99     TOTAL
                                                       ----------------------
Direct Case Reserves:
     Losses                                                 335,713
     Loss Adjustment Expenses                                39,126
                                                       ----------------------
Total Direct Case Reserves                                  374,839    35.6%

Assumed Case Reserves:
     Losses                                                   6,393
     Loss Adjustment Expenses                                   332
                                                       ----------------------
Total Assumed Case Reserves                                   6,725     0.6%

                                                       ----------------------
Total Case Reserves                                         381,564    36.2%
                                                       ----------------------

Direct IBNR Reserves:
     Losses                                                 482,755
     Loss Adjustment Expenses                               141,876
                                                       ----------------------
Total Direct IBNR Reserves                                  624,631    59.3%

Assumed IBNR Reserves:
     Losses                                                  11,552
     Loss Adjustment Expenses                                 3,913
                                                       ----------------------
Total Assumed IBNR Reserves                                  15,465     1.5%

                                                       ----------------------
Total IBNR Reserves                                         640,096    60.8%
                                                       ----------------------

Unallocated Loss Adjustment Expense Reserves                 31,937     3.0%

                                                       ----------------------
Total Gross Loss and Loss Adjustment Expense Reserves     1,053,597     100%
                                                       ======================


THE MIIX GROUP, INCORPORATED                                                                                      Exhibit 99.1
(unaudited)                                                                                                             Page 2

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS

LOSS AND LOSS ADJUSTMENT EXPENSE BY COMPONENT ($000'S):

                                                                  FULL YEAR    4TH QTR 3RD QTR    2ND QTR    1ST QTR   FULL YEAR
                                                                     2002       2002     2002      2002       2002        2001
                                                                 -----------------------------------------------------------------
Gross Paid Losses and Loss Adjustment Expenses:

Direct Losses Paid                                                 255,223    66,510    63,426    59,800     65,487     227,760
Direct Loss Adjustment Expenses Paid                                63,732    14,138    20,337    16,140     13,117      57,280
                                                                 -----------------------------------------------------------------

Total Direct Losses & LAE Paid                                     318,955    80,648    83,763    75,940     78,604     285,040

Assumed Losses Paid                                                 25,690        37    25,475       178          -       2,850
Assumed Loss Adjustment Expenses Paid                                6,032        18     5,944        41         29         194
                                                                 -----------------------------------------------------------------

Total Assumed Losses & LAE Paid                                     31,722        55    31,419       219         29       3,044

Gross Losses Paid                                                  280,913    66,547    88,901    59,978     65,487     230,610
Gross Loss Adjustment Expenses Paid                                 69,764    14,156    26,281    16,181     13,146      57,474
                                                                 -----------------------------------------------------------------

Total Gross Losses & LAE Paid                                      350,677    80,703   115,182    76,159     78,633     288,084

Change in Gross Case Loss and Loss Adjustment Expense Reserves:

Change in Direct Case Loss Reserves                                 32,665     8,637    10,409    10,791      2,828      10,215
Change in Direct Case Loss Adjustment Expense Reserves              (8,442)   (1,333)   (2,614)   (1,391)    (3,104)     (2,668)
                                                                 -----------------------------------------------------------------

Total Change in Direct Loss & LAE Reserves                          24,223     7,304     7,795     9,400       (276)      7,547

Change in Assumed Case Loss Reserves                               (16,333)     (140)  (23,971)    6,073      1,705       9,605
Change in Assumed Case Loss Adjustment Expense Reserves               (508)        7      (997)      386         96         401
                                                                 -----------------------------------------------------------------

Total Change in Assumed Loss & LAE Reserves                        (16,841)     (133)  (24,968)    6,459      1,801      10,006

Gross Case Incurred Losses and Loss Adjustment Expenses:

Direct Case Incurred Losses and Loss Adjustment Expenses           343,178    87,952    91,558    85,340     78,328     292,587
Assumed Case Incurred Losses and Loss Adjustment Expenses           14,881       (78)    6,451     6,678      1,830      13,050
                                                                 -----------------------------------------------------------------

Total Gross Case Incurred Losses and Loss Adjustment Expenses      358,059    87,874    98,009    92,018     80,158     305,637

Change in Gross IBNR Reserves:

Change in Direct Losses IBNR Reserves                              (40,131)   (2,127)  (27,150)  (27,521)    16,667      41,713
Change in Direct Loss Adjustment Expense IBNR Reserves              28,536    18,301    (3,234)   (2,266)    15,735      (4,043)
Change in Assumed Losses IBNR Reserves                              (2,023)   (1,293)     (969)   (6,251)     6,490      (9,116)
Change in Assumed Loss Adjustment Expense IBNR Reserves             (9,363)     (364)   (4,817)     (427)    (3,755)      1,282
                                                                 -----------------------------------------------------------------

Total Change in Gross IBNR Reserves                                (22,981)   14,517   (36,170)  (36,465)    35,137      29,836
                                                                 -----------------------------------------------------------------

Total Gross Incurred Losses and Loss Adjustment Expenses           335,078   102,391    61,839    55,553    115,295     335,473

Ceded Paid Losses and Loss Adjustment Expenses:

Ceded Losses Paid                                                 (100,786)  (44,340)  (43,450)   (1,573)   (11,423)    (52,149)
Ceded Loss Adjustment Expenses Paid                                (20,817)   (9,203)   (8,218)     (426)    (2,970)    (14,131)
                                                                 -----------------------------------------------------------------

Total Ceded Losses and LAE Paid                                   (121,603)  (53,543)  (51,668)   (1,999)   (14,393)    (66,280)

Change in Ceded Case Loss and Loss Adjustment Expense Reserves:

Change in Ceded Case Loss Reserves                                 (86,328)   (7,391)   (7,463)  (19,044)   (52,430)    (29,004)
Change in Ceded Case Loss Adjustment Expense Reserves               (3,737)     (208)      442      (512)    (3,459)       (976)
                                                                 -----------------------------------------------------------------

Total Change in Ceded Loss & LAE Reserves                          (90,065)   (7,599)   (7,021)  (19,556)   (55,889)    (29,980)
                                                                 -----------------------------------------------------------------

Total Ceded Case Incurred Losses and Loss Adjustment Expenses     (211,668)  (61,142)  (58,689)  (21,555)   (70,282)    (96,260)
                                                                 -----------------------------------------------------------------

Change in Ceded IBNR Reserves:

Change in Ceded Losses IBNR Reserves                                83,714   (14,547)   39,122    18,251     40,888      (4,648)
Change in Ceded Loss Adjustment Expense IBNR Reserves               12,622    10,881     1,824        80       (163)      3,400
                                                                 -----------------------------------------------------------------

Total Change in Ceded IBNR Reserves                                 96,336    (3,666)   40,946    18,331     40,725      (1,248)
                                                                 -----------------------------------------------------------------

Total Ceded Incurred Losses and Loss Adjustment Expenses          (115,332)  (64,808)  (17,743)   (3,224)   (29,557)    (97,508)

Unallocated Loss Adjustment Expense                                (23,259)    1,383   (22,877)    2,167     (3,932)     12,805
                                                                 -----------------------------------------------------------------

Total Net Incurred Losses and Loss Adjustment Expenses             196,487    38,966    21,219    54,496     81,806     250,770

                                                                         4TH QTR        3RD QTR       2ND QTR       1ST QTR
                                                                           2001           2001          2001          2001
                                                                      --------------------------------------------------------
Gross Paid Losses and Loss Adjustment Expenses:

Direct Losses Paid                                                        60,038         70,891        51,540        45,291
Direct Loss Adjustment Expenses Paid                                      16,153         15,922        14,285        10,920
                                                                      --------------------------------------------------------

Total Direct Losses & LAE Paid                                            76,191         86,813        65,825        56,211

Assumed Losses Paid                                                        1,262              -            26         1,562
Assumed Loss Adjustment Expenses Paid                                         44             22            79            49
                                                                      --------------------------------------------------------

Total Assumed Losses & LAE Paid                                            1,306             22           105         1,611

Gross Losses Paid                                                         61,300         70,891        51,566        46,853
Gross Loss Adjustment Expenses Paid                                       16,197         15,944        14,364        10,969
                                                                      --------------------------------------------------------

Total Gross Losses & LAE Paid                                             77,497         86,835        65,930        57,822

Change in Gross Case Loss and Loss Adjustment Expense Reserves:

Change in Direct Case Loss Reserves                                      (18,918)         9,323         9,943         9,867
Change in Direct Case Loss Adjustment Expense Reserves                      (508)           169          (969)       (1,360)
                                                                      --------------------------------------------------------

Total Change in Direct Loss & LAE Reserves                               (19,426)         9,492         8,974         8,507

Change in Assumed Case Loss Reserves                                         975           (306)        5,217         3,719
Change in Assumed Case Loss Adjustment Expense Reserves                      200             26           105            70
                                                                      --------------------------------------------------------

Total Change in Assumed Loss & LAE Reserves                                1,175           (280)        5,322         3,789

Gross Case Incurred Losses and Loss Adjustment Expenses:

Direct Case Incurred Losses and Loss Adjustment Expenses                  56,765         96,305        74,799        64,718
Assumed Case Incurred Losses and Loss Adjustment Expenses                  2,481           (258)        5,427         5,400
                                                                      --------------------------------------------------------

Total Gross Case Incurred Losses and Loss Adjustment Expenses             59,246         96,047        80,226        70,118

Change in Gross IBNR Reserves:

Change in Direct Losses IBNR Reserves                                     92,383        (24,764)      (10,194)      (15,712)
Change in Direct Loss Adjustment Expense IBNR Reserves                    20,271        (17,702)       (8,036)        1,424
Change in Assumed Losses IBNR Reserves                                      (376)           187        (5,237)       (3,690)
Change in Assumed Loss Adjustment Expense IBNR Reserves                      822             81          (182)          561
                                                                      --------------------------------------------------------

Total Change in Gross IBNR Reserves                                      113,100        (42,198)      (23,649)      (17,417)
                                                                      --------------------------------------------------------

Total Gross Incurred Losses and Loss Adjustment Expenses                 172,346         53,849        56,577        52,701


Ceded Paid Losses and Loss Adjustment Expenses:

Ceded Losses Paid                                                        (28,301)       (13,736)       (6,468)       (3,644)
Ceded Loss Adjustment Expenses Paid                                       (7,493)        (3,686)       (1,880)       (1,072)
                                                                      --------------------------------------------------------

Total Ceded Losses and LAE Paid                                          (35,794)       (17,422)       (8,348)       (4,716)


Change in Ceded Case Loss and Loss Adjustment Expense Reserves:

Change in Ceded Case Loss Reserves                                        (3,988)        (8,670)       (9,308)       (7,038)
Change in Ceded Case Loss Adjustment Expense Reserves                       (204)          (342)         (294)         (136)
                                                                      --------------------------------------------------------

Total Change in Ceded Loss & LAE Reserves                                 (4,192)        (9,012)       (9,602)       (7,174)
                                                                      --------------------------------------------------------

Total Ceded Case Incurred Losses and Loss Adjustment Expenses            (39,986)       (26,434)      (17,950)      (11,890)
                                                                      --------------------------------------------------------

Change in Ceded IBNR Reserves:

Change in Ceded Losses IBNR Reserves                                     (13,801)           213         5,552         3,388
Change in Ceded Loss Adjustment Expense IBNR Reserves                    (13,438)        17,345            54          (561)
                                                                      --------------------------------------------------------

Total Change in Ceded IBNR Reserves                                      (27,239)        17,558         5,606         2,827
                                                                      --------------------------------------------------------

Total Ceded Incurred Losses and Loss Adjustment Expenses                 (67,225)        (8,876)      (12,344)       (9,063)

Unallocated Loss Adjustment Expense                                        6,532          2,100         2,206         1,967
                                                                      --------------------------------------------------------

Total Net Incurred Losses and Loss Adjustment Expenses                   111,653         47,073        46,439        45,605

                                                                        FULL YEAR       4TH QTR       3RD QTR        2ND QTR
                                                                           2000          2000           2000          2000
                                                                       -------------------------------------------------------
Gross Paid Losses and Loss Adjustment Expenses:

Direct Losses Paid                                                       174,581        46,798         37,256        44,174
Direct Loss Adjustment Expenses Paid                                      49,071        14,035         10,995        12,478
                                                                       -------------------------------------------------------

Total Direct Losses & LAE Paid                                           223,652        60,833         48,251        56,652

Assumed Losses Paid                                                        4,679           902          2,416           757
Assumed Loss Adjustment Expenses Paid                                        710            72             68           234
                                                                       -------------------------------------------------------

Total Assumed Losses & LAE Paid                                            5,389           974          2,484           991

Gross Losses Paid                                                        179,260        47,700         39,672        44,931
Gross Loss Adjustment Expenses Paid                                       49,781        14,107         11,063        12,712
                                                                       -------------------------------------------------------

Total Gross Losses & LAE Paid                                            229,041        61,807         50,735        57,643

Change in Gross Case Loss and Loss Adjustment Expense Reserves:

Change in Direct Case Loss Reserves                                       27,257       (26,092)         4,860         4,501
Change in Direct Case Loss Adjustment Expense Reserves                     2,108        (1,285)         1,091          (585)
                                                                       -------------------------------------------------------

Total Change in Direct Loss & LAE Reserves                                29,365       (27,377)         5,951         3,916

Change in Assumed Case Loss Reserves                                       1,159           607         (7,919)        1,781
Change in Assumed Case Loss Adjustment Expense Reserves                     (149)           70           (101)         (411)
                                                                       -------------------------------------------------------

Total Change in Assumed Loss & LAE Reserves                                1,010           677         (8,020)        1,370

Gross Case Incurred Losses and Loss Adjustment Expenses:

Direct Case Incurred Losses and Loss Adjustment Expenses                 253,017        33,456         54,202        60,568
Assumed Case Incurred Losses and Loss Adjustment Expenses                  6,399         1,651         (5,536)        2,361
                                                                       -------------------------------------------------------

Total Gross Case Incurred Losses and Loss Adjustment Expenses            259,416        35,107         48,666        62,929

Change in Gross IBNR Reserves:

Change in Direct Losses IBNR Reserves                                     29,263        24,380          4,313        45,121
Change in Direct Loss Adjustment Expense IBNR Reserves                    15,441           933         (1,662)       18,262
Change in Assumed Losses IBNR Reserves                                       203           859          7,988        (3,811)
Change in Assumed Loss Adjustment Expense IBNR Reserves                    4,427           955          1,013         2,042
                                                                       -------------------------------------------------------

Total Change in Gross IBNR Reserves                                       49,334        27,127         11,652        61,614
                                                                       -------------------------------------------------------

Total Gross Incurred Losses and Loss Adjustment Expenses                 308,750        62,234         60,318       124,543


Ceded Paid Losses and Loss Adjustment Expenses:

Ceded Losses Paid                                                        (13,911)       (5,236)        (2,579)       (5,369)
Ceded Loss Adjustment Expenses Paid                                       (4,624)       (1,477)          (655)       (1,754)
                                                                       -------------------------------------------------------

Total Ceded Losses and LAE Paid                                          (18,535)       (6,713)        (3,234)       (7,123)


Change in Ceded Case Loss and Loss Adjustment Expense Reserves:

Change in Ceded Case Loss Reserves                                       (19,445)        7,608         (1,920)       (1,207)
Change in Ceded Case Loss Adjustment Expense Reserves                     (1,825)          760            (28)       (1,269)
                                                                       -------------------------------------------------------

Total Change in Ceded Loss & LAE Reserves                                (21,270)        8,368         (1,948)       (2,476)
                                                                       -------------------------------------------------------

Total Ceded Case Incurred Losses and Loss Adjustment Expenses            (39,805)        1,655         (5,182)       (9,599)
                                                                       -------------------------------------------------------

Change in Ceded IBNR Reserves:

Change in Ceded Losses IBNR Reserves                                      (7,087)       (6,553)       (10,424)          (54)
Change in Ceded Loss Adjustment Expense IBNR Reserves                      2,644            18          5,146        (3,102)
                                                                       -------------------------------------------------------

Total Change in Ceded IBNR Reserves                                       (4,443)       (6,535)        (5,278)       (3,156)
                                                                       -------------------------------------------------------

Total Ceded Incurred Losses and Loss Adjustment Expenses                 (44,248)       (4,880)       (10,460)      (12,755)

Unallocated Loss Adjustment Expense                                       14,723         3,910          2,178         6,367
                                                                       -------------------------------------------------------

Total Net Incurred Losses and Loss Adjustment Expenses                   279,225        61,264         52,036       118,155


                                                                         1ST QTR
                                                                          2000
                                                                       ---------
Gross Paid Losses and Loss Adjustment Expenses:

Direct Losses Paid                                                       46,353
Direct Loss Adjustment Expenses Paid                                     11,563
                                                                       ---------

Total Direct Losses & LAE Paid                                           57,916

Assumed Losses Paid                                                         604
Assumed Loss Adjustment Expenses Paid                                       336
                                                                       ---------

Total Assumed Losses & LAE Paid                                             940

Gross Losses Paid                                                        46,957
Gross Loss Adjustment Expenses Paid                                      11,899
                                                                       ---------

Total Gross Losses & LAE Paid                                            58,856

Change in Gross Case Loss and Loss Adjustment Expense Reserves:

Change in Direct Case Loss Reserves                                      43,988
Change in Direct Case Loss Adjustment Expense Reserves                    2,887
                                                                       ---------

Total Change in Direct Loss & LAE Reserves                               46,875

Change in Assumed Case Loss Reserves                                      6,690
Change in Assumed Case Loss Adjustment Expense Reserves                     293
                                                                       ---------

Total Change in Assumed Loss & LAE Reserves                               6,983

Gross Case Incurred Losses and Loss Adjustment Expenses:

Direct Case Incurred Losses and Loss Adjustment Expenses                104,791
Assumed Case Incurred Losses and Loss Adjustment Expenses                 7,923
                                                                       ---------

Total Gross Case Incurred Losses and Loss Adjustment Expenses           112,714

Change in Gross IBNR Reserves:

Change in Direct Losses IBNR Reserves                                   (44,551)
Change in Direct Loss Adjustment Expense IBNR Reserves                   (2,092)
Change in Assumed Losses IBNR Reserves                                   (4,833)
Change in Assumed Loss Adjustment Expense IBNR Reserves                     417
                                                                       ---------

Total Change in Gross IBNR Reserves                                     (51,059)
                                                                       ---------

Total Gross Incurred Losses and Loss Adjustment Expenses                 61,655


Ceded Paid Losses and Loss Adjustment Expenses:

Ceded Losses Paid                                                          (727)
Ceded Loss Adjustment Expenses Paid                                        (738)
                                                                       ---------

Total Ceded Losses and LAE Paid                                          (1,465)


Change in Ceded Case Loss and Loss Adjustment Expense Reserves:

Change in Ceded Case Loss Reserves                                      (23,926)
Change in Ceded Case Loss Adjustment Expense Reserves                    (1,288)
                                                                       ---------

Total Change in Ceded Loss & LAE Reserves                               (25,214)
                                                                       ---------

Total Ceded Case Incurred Losses and Loss Adjustment Expenses           (26,679)
                                                                       ---------

Change in Ceded IBNR Reserves:

Change in Ceded Losses IBNR Reserves                                      9,944
Change in Ceded Loss Adjustment Expense IBNR Reserves                       582
                                                                       ---------

Total Change in Ceded IBNR Reserves                                      10,526
                                                                       ---------

Total Ceded Incurred Losses and Loss Adjustment Expenses                (16,153)

Unallocated Loss Adjustment Expense                                       2,268
                                                                       ---------

Total Net Incurred Losses and Loss Adjustment Expenses                   47,770


THE MIIX GROUP, INCORPORATED                                                                             Exhibit 99.1
(unaudited)                                                                                                    Page 3

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS

CLAIM INVENTORY AND ACTIVITY BY COMPONENT

                                              NEW JERSEY       PENNSYLVANIA       PENNSYLVANIA          MIIX
                                              PHYSICIANS        PHYSICIANS         HOSPITALS        OTHER STATES
                                               MED MAL            MED MAL           MED MAL           MED MAL
                                              OCCURRENCE        OCCURRENCE        CLAIMS MADE       CLAIMS MADE
                                            ---------------    --------------    ---------------   ---------------
Inventory at December 31, 1999                       3,670               695              1,361               246

     Claims Reported                                   378               178                233                48
     Claims Closed with Payment                         98                10                 29                 4
     Claims Closed without Payment                     281                58                 91                15
                                            ---------------    --------------    ---------------   ---------------

Inventory at March 31, 2000                          3,669               805              1,474               275

     Claims Reported                                   398               160                191                48
     Claims Closed with Payment                        108                14                 39                12
     Claims Closed without Payment                     369                77                147                20
                                            ---------------    --------------    ---------------   ---------------

Inventory at June 30, 2000                           3,590               874              1,479               291

     Claims Reported                                   405               121                217                53
     Claims Closed with Payment                         83                10                 29                 7
     Claims Closed without Payment                     344                63                 83                19
                                            ---------------    --------------    ---------------   ---------------

Inventory at September 30, 2000                      3,568               922              1,584               318

     Claims Reported                                   372               151                227                30
     Claims Closed with Payment                        104                15                 25                 7
     Claims Closed without Payment                     315                59                134                15
                                            ---------------    --------------    ---------------   ---------------

Inventory at December 31, 2000                       3,521               999              1,652               326

     Claims Reported                                   290               142                200                58
     Claims Closed with Payment                         71                 2                 30                10
     Claims Closed without Payment                     326                72                119                13
                                            ---------------    --------------    ---------------   ---------------

Inventory at March 31, 2001                          3,414             1,067              1,703               361

     Claims Reported                                   449               125                227                44
     Claims Closed with Payment                         80                13                 46                23
     Claims Closed without Payment                     376                96                153                22
                                            ---------------    --------------    ---------------   ---------------

Inventory at June 30, 2001                           3,407             1,083              1,731               360

     Claims Reported                                   303               141                230                41
     Claims Closed with Payment                         94                20                 46                15
     Claims Closed without Payment                     322                73                108                21
                                            ---------------    --------------    ---------------   ---------------

Inventory at September 30, 2001                      3,294             1,131              1,807               365

     Claims Reported                                   315               129                196                34
     Claims Closed with Payment                         99                11                 44                 7
     Claims Closed without Payment                     303                67                105                27
                                            ---------------    --------------    ---------------   ---------------

Inventory at December 31, 2001                       3,207             1,182              1,854               365

     Claims Reported                                   320               143                301                32
     Claims Closed with Payment                         81                23                 43                20
     Claims Closed without Payment                     319               112                112                42
                                            ---------------    --------------    ---------------   ---------------

Inventory at March 31, 2002                          3,127             1,190              2,000               335

     Claims Reported                                   329               150                366                20
     Claims Closed with Payment                         74                20                 70                11
     Claims Closed without Payment                     269                79                143                49
                                            ---------------    --------------    ---------------   ---------------

Inventory at June 30, 2002                           3,113             1,241              2,153               295

     Claims Reported                                   322                98                121                18
     Claims Closed with Payment                         66                16                 46                12
     Claims Closed without Payment                     303               109                207                25
                                            ---------------    --------------    ---------------   ---------------

Inventory at September 30, 2002                      3,066             1,214              2,021               276

     Claims Reported                                   318                68                 85                21
     Claims Closed with Payment                        361               133                159                33
     Claims Closed without Payment                      76                24                 56                26
                                            ---------------    --------------    ---------------   ---------------

Inventory at December 31, 2002                       2,947             1,125              1,891               238

                                                 MIIX              LPC                LPC
                                             OTHER STATES      OTHER STATES       OTHER STATES
                                               MED MAL           MED MAL            MED MAL
                                              OCCURRENCE       CLAIMS MADE         OCCURRENCE
                                            ---------------   ---------------    ---------------
Inventory at December 31, 1999                          54               864                 58

     Claims Reported                                     8               197                 52
     Claims Closed with Payment                          1                14                  -
     Claims Closed without Payment                       2                96                  7
                                            ---------------   ---------------    ---------------

Inventory at March 31, 2000                             59               951                103

     Claims Reported                                    14               230                 31
     Claims Closed with Payment                          1                21                  -
     Claims Closed without Payment                       2               116                 10
                                            ---------------   ---------------    ---------------

Inventory at June 30, 2000                              70             1,044                124

     Claims Reported                                    13               188                 28
     Claims Closed with Payment                          -                14                  1
     Claims Closed without Payment                       3                97                  2
                                            ---------------   ---------------    ---------------

Inventory at September 30, 2000                         80             1,121                149

     Claims Reported                                    14               180                 52
     Claims Closed with Payment                          1                14                  -
     Claims Closed without Payment                      10               104                 21
                                            ---------------   ---------------    ---------------

Inventory at December 31, 2000                          83             1,183                180

     Claims Reported                                    20               212                 34
     Claims Closed with Payment                          -                20                  1
     Claims Closed without Payment                       4               143                 11
                                            ---------------   ---------------    ---------------

Inventory at March 31, 2001                             99             1,232                202

     Claims Reported                                    20               163                 40
     Claims Closed with Payment                          3                19                  3
     Claims Closed without Payment                       2               185                 14
                                            ---------------   ---------------    ---------------

Inventory at June 30, 2001                             114             1,191                225

     Claims Reported                                    16               155                 60
     Claims Closed with Payment                          3                32                  6
     Claims Closed without Payment                       7               144                 19
                                            ---------------   ---------------    ---------------

Inventory at September 30, 2001                        120             1,170                260

     Claims Reported                                    17               167                 35
     Claims Closed with Payment                          -                35                  5
     Claims Closed without Payment                       6               165                 22
                                            ---------------   ---------------    ---------------

Inventory at December 31, 2001                         131             1,137                268

     Claims Reported                                    15               174                 37
     Claims Closed with Payment                          3                31                  9
     Claims Closed without Payment                       6               200                 48
                                            ---------------   ---------------    ---------------

Inventory at March 31, 2002                            137             1,080                248

     Claims Reported                                    12               180                 50
     Claims Closed with Payment                          1                51                  3
     Claims Closed without Payment                       8               225                 59
                                            ---------------   ---------------    ---------------

Inventory at June 30, 2002                             140               984                236

     Claims Reported                                    17               103                 23
     Claims Closed with Payment                          7                28                  4
     Claims Closed without Payment                      12                85                 18
                                            ---------------   ---------------    ---------------

Inventory at September 30, 2002                        138               974                237

     Claims Reported                                    14                85                 37
     Claims Closed with Payment                         16               120                 16
     Claims Closed without Payment                       8                28                  2
                                            ---------------    --------------    ---------------

Inventory at December 31, 2002                         128               911                256


THE MIIX GROUP, INCORPORATED                                                                                       Exhibit 99.1
(unaudited)                                                                                                        Page 4

FINANCIAL SUPPLEMENT
DISTRIBUTION BY SECURITY TYPE  ($000'S):

                                          DECEMBER 31, 2002     SEPTEMBER 30, 2002         JUNE 30, 2002           MARCH 31, 2002
                                         -------------------  ----------------------   ---------------------   ---------------------
                                          Market Value    %    MARKET VALUE     %      MARKET VALUE     %      MARKET VALUE     %
                                         -------------------  ----------------------   ---------------------   ---------------------
Distribution by Security Type:

     Government Securities                $ 119,850    15.2%    $ 116,394    13.9%      $ 113,993    12.5%     $  133,820    13.4%
     Corporate Bonds                        285,183    36.2%      327,528    39.2%        368,204    40.6%        401,924    40.2%
     Mortgage Backed Securities             181,347    23.0%      184,079    22.0%        178,581    19.7%        176,601    17.6%
     Asset Backed Securities                120,782    15.3%      138,437    16.5%        147,888    16.3%        134,496    13.4%
     Collateralized Mortgage Obligations     81,419    10.3%       70,079     8.4%         99,245    10.9%        109,607    10.9%
     Municipal Bonds                              -     0.0%            -     0.0%              -     0.0%         44,959     4.5%
     Convertible Bonds                            -     0.0%            -     0.0%              -     0.0%              -     0.0%
                                         -------------------  ----------------------   ---------------------   ---------------------
          Total                           $ 788,581   100.0%    $ 836,517   100.0%      $ 907,911   100.0%    $ 1,001,407   100.0%

Distribution by Maturity:

     Under 1 Year                         $  16,932     2.1%    $   9,420     1.1%      $  22,109     2.4%    $    56,350     5.6%
     1 - 5 Years                            140,527    17.8%      151,738    18.1%        152,018    16.8%        135,179    13.5%
     5 - 10 Years                           215,538    27.3%      249,549    29.8%        270,946    29.8%        275,920    27.6%
     10 - 15 Years                          152,297    19.3%      148,578    17.8%        122,756    13.5%        149,239    14.9%
     15 - 20 Years                           21,136     2.7%       24,828     3.0%         39,664     4.4%         59,216     5.9%
     More than 20 Years                     242,151    30.7%      252,404    30.2%        300,418    33.1%        325,503    32.5%
                                         -------------------  ----------------------   ---------------------   ---------------------
          Total                           $ 788,581   100.0%    $ 836,517   100.0%      $ 907,911   100.0%    $ 1,001,407   100.0%

Distribution by Credit Quality:

     AAA                                  $ 466,040    59.1%    $ 465,597    55.7%      $ 486,441    53.6%    $   502,402    50.2%
     AA                                      45,947     5.8%       62,048     7.4%         70,106     7.7%         89,662     9.0%
     A                                      152,279    19.3%      144,545    17.3%        157,292    17.3%        203,270    20.3%
     BBB                                     90,210    11.4%      114,525    13.7%        126,055    13.9%        144,323    14.4%
                                         -------------------  ----------------------   ---------------------   ---------------------
          Total Investment Grade          $ 754,476    95.7%    $ 786,715    94.1%      $ 839,894    92.5%    $   939,657    93.9%

     BB                                      20,926     2.7%       32,543     3.9%         47,617     5.3%         33,365     3.3%
     B                                        8,801     1.1%       12,374     1.5%         17,524     1.9%         22,424     2.2%
     CCC                                      1,096     0.1%        2,832     0.3%            196     0.0%            186     0.0%
     CC                                       2,576     0.3%          997     0.1%          1,204     0.1%          1,204     0.1%
     C                                          705     0.1%        1,056     0.1%          1,476     0.2%          3,646     0.4%
     D                                            -     0.0%            -     0.0%              -     0.0%            925     0.1%
     No Rating                                    -     0.0%            -     0.0%              -     0.0%              -     0.0%
                                         -------------------  ----------------------   ---------------------   ---------------------
          Total                           $ 788,580   100.0%    $ 836,517   100.1%      $ 907,911   100.0%    $ 1,001,407   100.0%

                                               DECEMBER 31, 2001            SEPTEMBER 30, 2001              JUNE 30, 2001
                                            --------------------------   --------------------------   -------------------------
                                               MARKET VALUE       %         MARKET VALUE       %         MARKET VALUE       %
                                            --------------------------   --------------------------   -------------------------
Distribution by Security Type:

     Government Securities                       $    62,605     5.9%         $    58,397     5.5%         $    57,035     5.6%
     Corporate Bonds                                 431,922    40.9%             532,779    49.2%             487,508    47.4%
     Mortgage Backed Securities                      174,827    16.6%             159,553    14.7%             158,258    15.4%
     Asset Backed Securities                         158,361    15.0%              92,107     8.5%              90,794     8.8%
     Collateralized Mortgage Obligations             104,970    10.0%             143,753    13.3%             141,699    13.8%
     Municipal Bonds                                 122,081    11.6%              92,368     8.5%              89,092     8.7%
     Convertible Bonds                                   168     0.0%               2,957     0.3%               2,884     0.3%
                                            --------------------------   --------------------------   --------------------------
          Total                                  $ 1,054,934   100.0%         $ 1,081,914   100.0%         $ 1,027,270   100.0%

Distribution by Maturity:

     Under 1 Year                                $    34,868     3.3%         $    27,860     2.6%         $    29,202     2.8%
     1 - 5 Years                                     157,541    14.9%             196,357    18.1%             191,844    18.7%
     5 - 10 Years                                    242,333    23.0%             269,923    24.9%             228,188    22.3%
     10 - 15 Years                                   152,227    14.4%             101,221     9.4%              95,679     9.3%
     15 - 20 Years                                    89,713     8.5%              75,584     7.0%              72,321     7.0%
     More than 20 Years                              378,252    35.9%             410,969    38.0%             410,036    39.9%
                                            --------------------------   --------------------------   --------------------------
          Total                                  $ 1,054,934   100.0%         $ 1,081,914   100.0%         $ 1,027,270   100.0%

Distribution by Credit Quality:

     AAA                                         $   501,571    47.6%         $   429,034    39.7%         $   430,097    41.9%
     AA                                              110,114    10.4%              99,652     9.2%              96,825     9.4%
     A                                               237,476    22.5%             356,848    33.0%             280,252    27.3%
     BBB                                             141,450    13.4%             122,608    11.3%             129,798    12.6%
                                            --------------------------   --------------------------   --------------------------
          Total Investment Grade                 $   990,611    93.9%         $ 1,008,142    93.2%         $   936,972    91.2%

     BB                                               38,115     3.6%              49,354     4.6%              54,874     5.3%
     B                                                16,440     1.6%              13,742     1.3%              15,286     1.5%
     CCC                                                 160     0.0%               2,190     0.2%               6,276     0.6%
     CC                                                1,371     0.1%               1,246     0.1%                 112     0.0%
     C                                                 7,036     0.7%               6,744     0.6%               2,613     0.3%
     D                                                 1,130     0.1%                 284     0.0%                  76     0.0%
     No Rating                                            71     0.0%                 212     0.0%              11,061     1.1%
                                            --------------------------   --------------------------   --------------------------
          Total                                  $ 1,054,934   100.0%         $ 1,081,914   100.0%         $ 1,027,270   100.0%

                                                 MARCH 31, 2001              DECEMBER 31, 2000           SEPTEMBER 30, 2000
                                            --------------------------   ---------------------------  --------------------------
                                              MARKET VALUE       %         MARKET VALUE       %         MARKET VALUE       %
                                            --------------------------   ---------------------------  --------------------------
Distribution by Security Type:

     Government Securities                       $   148,413    12.6%         $   159,399     13.5%        $   152,460    13.4%
     Corporate Bonds                                 503,538    42.5%             423,834     36.2%            414,192    36.6%
     Mortgage Backed Securities                      142,016    12.0%             158,823     13.6%            156,836    13.8%
     Asset Backed Securities                         113,377     9.6%             109,171      9.3%             99,288     8.7%
     Collateralized Mortgage Obligations             155,607    13.2%             152,906     13.1%            152,377    13.4%
     Municipal Bonds                                 116,618     9.9%             164,928     14.1%            157,167    13.8%
     Convertible Bonds                                 2,866     0.2%               2,123      0.2%              2,957     0.3%
                                            --------------------------   ---------------------------  --------------------------
          Total                                  $ 1,182,435   100.0%         $ 1,171,184    100.0%        $ 1,135,277   100.0%

Distribution by Maturity:

     Under 1 Year                                $    16,161     1.4%         $    15,002      1.2%        $     6,951     0.6%
     1 - 5 Years                                     216,988    18.4%             162,476     13.9%            169,417    14.9%
     5 - 10 Years                                    352,422    29.7%             340,353     29.1%            316,181    27.9%
     10 - 15 Years                                   100,033     8.5%             114,528      9.8%            126,397    11.1%
     15 - 20 Years                                    72,963     6.2%             108,682      9.3%             99,683     8.8%
     More than 20 Years                              423,868    35.8%             430,143     36.7%            416,648    36.7%
                                            --------------------------   ---------------------------  --------------------------
          Total                                  $ 1,182,435   100.0%         $ 1,171,184    100.0%        $ 1,135,277   100.0%

Distribution by Credit Quality:

     AAA                                         $   555,294    47.0%         $   625,572     53.4%        $   611,106    53.8%
     AA                                              100,406     8.5%             103,043      8.8%             93,168     8.2%
     A                                               273,818    23.2%             228,630     19.5%            225,451    19.9%
     BBB                                             167,960    14.2%             139,666     11.9%            131,149    11.6%
                                            --------------------------   ---------------------------  --------------------------
          Total Investment Grade                 $ 1,097,478    92.9%         $ 1,096,911     93.6%        $ 1,060,874    93.5%

     BB                                               50,022     4.2%              39,676      3.4%             40,219     3.5%
     B                                                19,918     1.7%              24,588      2.2%             25,649     2.3%
     CCC                                               1,251     0.1%               2,319      0.2%              1,914     0.1%
     CC                                                  126     0.0%                 100      0.0%                355     0.0%
     C                                                 2,781     0.2%                   -      0.0%                  -     0.0%
     D                                                   123     0.0%                  90      0.0%                 16     0.0%
     No Rating                                        10,736     0.9%               7,500      0.6%              6,250     0.6%
                                            --------------------------   ---------------------------  --------------------------
          Total                                  $ 1,182,435   100.0%         $ 1,171,184    100.0%        $ 1,135,277   100.0%

                                                  JUNE 30, 2000               MARCH 31, 2000
                                            --------------------------  ---------------------------
                                              MARKET VALUE       %         MARKET VALUE       %
                                            --------------------------  ---------------------------
Distribution by Security Type:

     Government Securities                       $   149,826    13.6%         $   146,200    13.5%
     Corporate Bonds                                 335,667    30.7%             330,530    30.4%
     Mortgage Backed Securities                      216,813    19.8%             182,448    16.8%
     Asset Backed Securities                          93,592     8.6%             163,438    15.1%
     Collateralized Mortgage Obligations             137,544    12.6%             109,465    10.1%
     Municipal Bonds                                 157,043    14.4%             150,218    13.8%
     Convertible Bonds                                 3,128     0.3%               3,292     0.3%
                                            --------------------------  ---------------------------
          Total                                  $ 1,093,613   100.0%         $ 1,085,591   100.0%

Distribution by Maturity:

     Under 1 Year                                $    12,694     1.2%         $    17,351     1.6%
     1 - 5 Years                                     138,454    12.7%             134,713    12.4%
     5 - 10 Years                                    298,356    27.2%             294,196    27.1%
     10 - 15 Years                                   154,134    14.1%             158,888    14.6%
     15 - 20 Years                                    87,050     8.0%              82,459     7.6%
     More than 20 Years                              402,925    36.8%             397,984    36.7%
                                            --------------------------  ---------------------------
          Total                                  $ 1,093,613   100.0%         $ 1,085,591   100.0%

Distribution by Credit Quality:

     AAA                                         $   606,084    55.4%         $   597,631    55.1%
     AA                                               81,322     7.4%              81,510     7.5%
     A                                               211,411    19.3%             208,096    19.2%
     BBB                                             120,678    11.0%             128,499    11.8%
                                            --------------------------  ---------------------------
          Total Investment Grade                 $ 1,019,495    93.1%         $ 1,015,736    93.6%

     BB                                               41,415     3.8%              38,704     3.6%
     B                                                25,635     2.4%              28,249     2.6%
     CCC                                               2,768     0.3%               2,632     0.2%
     CC                                                  140     0.0%                 180     0.0%
     C                                                     -     0.0%                   -     0.0%
     D                                                   160     0.0%                  90     0.0%
     No Rating                                         4,000     0.4%                   -     0.0%
                                            --------------------------  ---------------------------
          Total                                  $ 1,093,613   100.0%         $ 1,085,591   100.0%


THE MIIX GROUP, INCORPORATED                                                                                           Exhibit 99.1
(unaudited)                                                                                                            Page 5

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS

REINSURANCE RECOVERABLE AND COLLATERAL ($000'S)
AT DECEMBER 31, 2002

                            REINSURANCE     REINSURANCE   REINSURANCE        TOTAL                      COLLATERAL
                            RECOVERABLE     RECOVERABLE   RECOVERABLE     REINSURANCE  --------------------------------------------
                              ON PAID      ON CASE LOSS   ON IBNR LOSS  RECOVERABLE ON              LETTERS OF
                            LOSSES & LAE  & LAE RESERVES & LAE RESERVES  UNPAID LOSSES  FUNDS HELD    CREDIT     OTHER      TOTAL
                            -------------------------------------------------------------------------------------------------------
REINSURER

Hannover Re Group:
 Hannover Re                   $ 12,841      $ 86,942      $107,376       $194,318      $147,099    $ 70,500   $ (7,321)   $210,278
 Eisen und Stahl                  3,210        21,735        26,844         48,579        36,767      17,500     (1,830)     52,437
 Hannover Ruckversiherungs          380             -         2,555          2,555             -           -      3,060       3,060
                            -------------------------------------------------------------------------------------------------------
      Total                      16,431       108,677       136,775        245,452       183,866      88,000     (6,091)    265,775

Swiss Re Group:
 Swiss Re                           620             -        11,042         11,042             -       7,113      5,667      12,780
 European Re                          -         6,881        36,064         42,945        27,661      16,387       (906)     43,142
 Underwriters Re Barbados         6,305        56,566        43,077         99,643        78,000      32,000     (3,846)    106,154
 Underwriters Reinsurance           204             -         1,286          1,286             -           -      1,843       1,843
                            -------------------------------------------------------------------------------------------------------
      Total                       7,129        63,447        91,469        154,916       105,661      55,500      2,758     163,919

London Life and Casualty          8,115        34,546        14,982         49,528        43,214      16,000       (283)     58,931

Lloyds of London                     (2)            -            66             66             -           -        161         161

All Others                          149            (1)        7,043          7,042             -           -      2,063       2,063
                            -------------------------------------------------------------------------------------------------------
      Total                    $ 31,822      $206,669      $250,335       $457,004      $332,741    $159,500   $ (1,392)   $490,849
                            =======================================================================================================

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                         Page 6

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS

OTHER ASSETS AND LIABILITIES

OTHER ASSETS:                                               DECEMBER 31,
                                                                2002
                                                           -------------

   Structured Settlements                                  $ 22,897,150
   Accrued Ceded Return Premium                              13,428,775
   Fixed Assets                                              15,804,046
        Accumulated Depreciation                            (13,850,600)
   Goodwill                                                   4,953,896
        Accumulated Amortization                             (1,491,999)
   Receivable from MIIX Advantage                             1,424,163
   Other Assets                                               3,889,395
                                                           -------------
               Total other assets                          $ 47,054,826
                                                           -------------

OTHER LIABILITIES:

   Structured Settlements                                  $ 22,897,150
   Uncleared Checks                                          11,570,047
   Reinsurance Payable                                       13,388,571
   Guaranty Fund Payable                                      2,277,039
   Taxes, Licenses and Fees Payable                           3,372,405
   Commissions Payable                                           74,473
   Other Payables                                             3,770,277
   Other Liabilities                                          8,399,830
                                                           -------------
               Total other liabilities                     $ 65,749,792
                                                           -------------

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                         Page 7

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS


DETAIL OF UNDERWRITING EXPENSES:

                                                        QUARTER               TWELVE MONTHS
                                                         ENDED                    ENDED
                                                      DECEMBER 31,             DECEMBER 31,
                                                          2002                    2002
                                                   -----------------       -----------------

   Salaries and Wages                                $    1,107,309          $    6,176,461
   Employee Benefits                                        228,977               1,358,169
   Other Employee Related                                   426,614               1,263,479
   Rent                                                     200,434               1,229,282
   Fixed Asset Depreciation                                 459,778               2,157,873
   Systems Maintenance and Related                          111,205               1,071,577
   Office Administration                                    101,918               1,085,127
   Professional Services                                    722,141               4,914,091
   Brokers Commissions, Net                                 658,728               5,436,123
   State Premium Taxes                                      258,985               2,032,629
   Guaranty Funds Assessments                              (117,480)                635,566
   Bad Debts                                                193,771                 338,064
   Letter of Credit Fees                                    260,665                 740,130
   Other Expenses                                         1,161,669               4,686,770

                                                   -----------------       -----------------
        Total                                        $    5,774,714          $   33,125,341
                                                   =================       =================

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                         Page 8

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS


SUMMARY OF MAJOR ELEMENTS OF OPERATING CASH FLOWS



                                                             TWELVE MONTHS*
                                                                  ENDED
                                                              DECEMBER 31,
                                                                   2002
                                                             ---------------

Gross premiums collected                                      $  89,454,321

Net investment income received                                $  64,634,642

Gross losses and LAE paid                                     $(357,182,233)
    Reinsurance collected on losses and LAE paid              $ 141,412,566

Underwriting expenses paid                                    $ (38,198,372)

Other net reinsurance activity                                $(143,771,485)

Net income taxes recoverable received                         $  27,030,632




* Net Increase (decrease) in cash

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                               Page 9

Financial Supplement
Run-Off Insurance Operations

                              CAUTIONARY STATEMENT

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This Form 8-K, the Company's Annual Report to Stockholders, any Form 10-K, Form 10-Q or Form 8-K of the Company or any other written or oral statements made by or on behalf of the Company may include forward-looking statements which reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements. In particular, the success of the Company's business plan is subject to the Company's continuing ability to avoid liquidation or rehabilitation of its New Jersey insurance subsidiary. Other risks and uncertainties include, but are not limited to, the Company having sufficient liquidity and working capital, the Company's ability to diversify its product lines, the continued adequacy of the Company's loss and loss adjustment expense ("LAE") reserves, the Company's avoidance of any material loss on collection of reinsurance recoverables, the loss of MIIX Advantage Insurance Company of New Jersey ("MIIX Advantage") as a customer, continued or increased loss severity in the insurance industry generally and among its insureds in particular, general economic conditions, including changing interest rates, rates of inflation and the performance of the financial markets and its effects on the investment portfolios of its insurance subsidiaries, judicial decisions and rulings, changes in domestic and foreign laws, regulations and taxes, effects of acquisitions and divestitures, and various other factors. These and other risks and uncertainties are discussed in more detail below under "Management's Discussion and Analysis of Financial Condition and Results of Operation - Risks and Uncertainties." The words "believe," "expect," "anticipate," "project," and similar expressions identify forward-looking statements. The Company's expectations regarding future values expected or believed to be realized through the implementation of its current business plan, including through the management of the runoff of its insurance business and business arrangements with MIIX Advantage, earnings, initiatives, underwriting, cost controls, adequacy of loss and LAE reserves, and realizing shareholder value depend on a variety of factors, including economic, competitive, market, legal and regulatory conditions which may be beyond the Company's control and are thus difficult or impossible to predict. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company's objectives or plans will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

More particularly, the following information includes various projections related to the run-off of MIIX and LP&C's insurance operations. The Company put these operations into solvent run-off during 2002. It is almost certain that the actual run-off value will be different than that found in the projections below, and there is a significant possibility that this difference will be material. The reasons for this variance include the following:

                                                                   Exhibit 99.1
                                                                        Page 10

                        CAUTIONARY STATEMENT (continued)

o The run-off value projections are based on the Company's limited experience with the run-off. MIIX and LP&C ceased writing insurance in all states on September 1, 2002, except where necessary to comply with individual state requirements. The projections are therefore based on limited experience with actual run-off operations and utilize the accumulated loss experience of the past 25 years of active operations. The payout trends exhibited by MIIX and LP&C over its history have been applied to the expected payout of the existing loss reserves; however there is an inherent uncertainty regarding the development of expected losses. The Company believes that any trends evident from the information below may change over a longer period of time and the Company's ability to calculate run-off projections continues to become more refined. In other words, the Company expects that these projections from period to period will be quite volatile.

o The run-off value projections are based on a number of assumptions, including, without limitation, those with respect to interest rates, the frequency and severity of claims, anticipated future reserve development, usage of reinsurance, portfolio composition and performance and underwriting expenses and a number of risks and uncertainties, including, without limitation, those specified above. Minor changes in the assumptions can have significant effects on the projections, and the choice of assumptions is a matter of judgment. Among the more important assumptions, used, interest rates are assumed to be between 5.25% and 5.5%, no increases in future reserves are assumed, and underwriting expenses are assumed to decline by 65% from 2003 - 2007. While the Company believes its assumptions to be reasonable, actual experience will inevitably differ from these assumptions, and these differences may be material.

o The run-off value projections have been prepared by management without any review by an independent source, including the Company's independent auditors. Furthermore, the projections are not prepared in accordance with AICPA guidelines applicable to the presentation of projections. The individual projections have not been reviewed by an independent certified public accountant.

o The Company has prepared the run-off value projections based on a model selected by management. Several other models exist, any one of which could produce values different than those set forth in the projections below.

o As the projections show, the fourth quarter resulted in a significant downward trend from projections previously filed by the Company on November 14, 2002. The projected GAAP equity at December 31, 2007 was $16.45 and $6.31 a share at September 30, 2002 and December 31, 2002, respectively. The principal reasons for this downward trend were: (i) the reserve adjustments taken by the Company, which resulted (when controlling all other variables) in approximately $6.00 a share decline in projected value;
     (ii) the decline in interest rates and projected acceleration in claims payments resulted in a projected decline in investment income of approximately $4.00 a share.

For these and other reasons, readers are cautioned not to place undue reliance on the projections below.

THE MIIX GROUP, INCORPORATED                                                                                     Exhibit 99.1
(unaudited)                                                                                                      Page 11

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS



PROJECTED EQUITY AND BOOK VALUE PER SHARE

                                                                                                     Value            Value
                                                                                                    $000's         $ Per Share
                                                                                               ----------------------------------

GAAP EQUITY AT DECEMBER 31, 2002                                                                     $41,266            $3.08


Projected Run-Off Net Earned Premium less Net Incurred Losses and Loss Adjustment Expenses             5,072

Projected Future Investment Income in Run-Off -- through December 31, 2007                           146,302

Projected Future Investment Credit on Fund Held by Reinsurers -- through December 31, 2007           (63,668)

Projected Future Expenses in Run-Off -- through December 31, 2007                                    (44,500)

Projected Net Other Items -- through December 31, 2007                                                     -
                                                                                               ----------------------------------


Projected GAAP Equity at December 31, 2007                                                           $84,472            $6.31
                                                                                               ==================================